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                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                                August 16, 2001
                Date of Report (Date of Earliest Event Reported)

                            HEWLETT-PACKARD COMPANY
             (Exact name of registrant as specified in its charter)




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
          DELAWARE                             1-4423                         94-1081436
(State or other jurisdiction          (Commission File Number)             (I.R.S. Employer
     of incorporation)                                                     Identification No.)

    3000 HANOVER STREET, PALO ALTO, CA                                           94304
 (Address of principal executive offices)                                     (Zip code)

                                 (650) 857-1501
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

    On August 16, 2001, Hewlett-Packard Company ("HP") issued a press release containing financial information for the quarter ended July 31, 2001 and forward-looking statements relating to the fourth quarter of its fiscal year 2001. The press release entitled "HP Reports Third Quarter Results" dated
August 16, 2001 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

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
Exhibit 99.1 Press release entitled "HP Reports Third Quarter Results" dated August 16, 2001.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                            HEWLETT-PACKARD COMPANY

Date: August 16, 2001                      By:   /s/ ANN O. BASKINS
                                                 ------------------------------------------
                                           Name:  Ann O. Baskins
                                           Title: Vice President, Secretary and General
                                                  Counsel
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                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED AUGUST 16, 2001

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
Exhibit                               Description
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
   99.1 Press release entitled "HP Reports Third Quarter Results" dated August 16, 2001.
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